UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2021 (June 30, 2021)

ASGN Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-35636	95-4023433
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4400 Cox Road, Suite 110
Glen Allen, Virginia 23060
(Address, including zip code, of Principal Executive Offices)
(888) 482-8068
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	ASGN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 30, 2021, ASGN Incorporated (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with H.I.G. Orca Acquisition Holdings, Inc. (the “Buyer”), pursuant to which, among other things, the Company will sell 100% of the equity interests (the “Interests”) of the Company’s wholly owned subsidiary, Oxford Global Resources, LLC (“Oxford”), to the Buyer for a cash purchase price of $525 million, subject to certain customary adjustments set forth in the Purchase Agreement (the “Transaction”).

The Purchase Agreement contains customary representations, warranties, and covenants by the parties, including, among others, covenants (a) by the Company regarding the conduct of Oxford’s business during the period between the execution of the Purchase Agreement and closing of the Transaction and (b) by the Company and the Buyer regarding the efforts of the parties to cause the Transaction to be completed. In addition, the Company and the Buyer each agree to indemnify the other party from and after the closing of the Transaction for losses arising from certain breaches under the Purchase Agreement and damages for certain other matters as further described in the Purchase Agreement.

The consummation of the Transaction is subject to certain customary closing conditions, including, among others, (a) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of certain other regulatory approvals, (b) the absence of any law or injunction prohibiting the consummation of the Transaction, (c) the accuracy of each party’s representations and warranties contained in the Purchase Agreement (subject to certain materiality qualifiers) and (d) each party’s performance and compliance in all material respects with their respective obligations and covenants under the Purchase Agreement. The Buyer intends to obtain third party debt financing to fund the purchase price and has provided the Company with customary financing commitment letters; however, the Buyer’s receipt of such financing is not a condition to closing of the Transaction.

Either the Company or the Buyer may exercise certain customary termination rights under the Purchase Agreement. As described in the Purchase Agreement, in certain circumstances, the Buyer will be required to pay the Company a reverse break-up fee equal to 5.5% of the purchase price if the Buyer fails to consummate the closing of the Transaction on the date it should have otherwise occurred because the Buyer’s debt financing is not available.

In connection with the closing of the Transaction, the Company, on the one hand, and Oxford or the Buyer (or their respective affiliates), on the other hand, will enter into certain ancillary agreements including, among others, a transition services agreement (the “Transition Services Agreement”). Under the Transition Services Agreement, for an initial term of 12 months from and after the closing of the Transaction, the Company and Oxford will provide certain post-closing services to the other party including marketing, legal, HR, finance, IT and certain other corporate services.

This summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of Exhibit 10.1 filed herewith, which is incorporated herein by reference.

The Purchase Agreement has been filed as an exhibit to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about the Company, Oxford or the Buyer. The representations, warranties and covenants in the Purchase Agreement were made only for the purpose of the Purchase Agreement and solely for the benefit of the parties to the Purchase Agreement as of specific dates. Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in any schedules agreed to by the contracting parties) and may therefore not be complete. The representations, warranties and covenants in the Purchase Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Oxford or the Buyer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 8.01. Other Events

On July 1, 2021, the Company issued a press release announcing the Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

9.01(d) Exhibits:

Exhibit No.		Description
10.1	*	Membership Interest Purchase Agreement, dated June 30, 2021, by and between ASGN Incorporated and H.I.G. Orca Acquisition Holdings, Inc.
99.1		Press Release, dated July 1, 2021
104.1		Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, “will,” “believes,” “expects,” “anticipates,” “plans,” “could,” “may,” “should,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this current report include, among other things, statements about the Buyer’s financing of the proposed Transaction and the anticipated timing of the closing of the Transaction. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions of the closing of the Transaction in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the Transaction; disruption from the Transaction making it more difficult to maintain business and operational relationships; negative effects of the announcement or the consummation of the proposed Transaction on the market price of the Company’s common stock; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed Transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors that could cause actual results to differ materially from those reflected in such statements. Accordingly, the Company cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on additional potential risk factors, please review the Company’s filings with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASGN Incorporated

/s/ Jennifer Hankes Painter
Date: July 1, 2021	Jennifer Hankes Painter
SVP, Chief Legal Officer and Secretary